THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER STATE OR FEDERAL SECURITIES LAWS. THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD, PLEDGED OR OTHERWISE DISTRIBUTED, NOR MAY THE SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF BE TRANSFERRED ON THE BOOKS OF THE COMPANY, EXCEPT IN A TRANSACTION THAT (I) IN THE OPINION OF COUNSEL THAT IS SATISFACTORY TO THE COMPANY, WOULD RESULT IN NO VIOLATION OF SAID REGISTRATION PROVISIONS, AND (II) WOULD COMPLY WITH THE TRANSFER RESTRICTION PROVISIONS CONTAINED IN A CERTAIN STOCKHOLDER AGREEMENT REFERENCED IN THIS AGREEMENT.

                           BIOFORCE NANOSCIENCES, INC.
                             2003 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

                                    * * * * *

Option Holder:             ________________________________________

Option Grant Date:         ________________________________________

Exercise Price:            $_____________ per share

Number of Shares subject to this Option:   _____________________________________

Type of Option:   |_| Incentive  |_| Nonqualified Stock Option

Subject to the following vesting schedule:

================================================================================================================
                                                               Number of                  Cumulative Total of
                                     Vesting            Option Shares Subject to        Option Shares Subject to
        Vesting Date                 Schedule            Vested Purchase Right           Vested Purchase Right
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================

THIS STOCK OPTION AGREEMENT (this "Agreement"), dated as of the Option Grant Date specified above, by and between BioForce Nanosciences, Inc., a Delaware corporation (the "Company") and the Option Holder named above, is entered into pursuant to the 2003 Stock Option Plan of the Company (as the same may be amended, restated, supplemented and other modified from time to time, the "Plan"). All capitalized terms not otherwise defined in the text of this Agreement have the meanings ascribed to them in the Plan.

1) Grant of Options. Subject to the terms and conditions of the Plan and this Agreement, the Company hereby grants to the Option Holder the option (this "Option") to purchase from the Company the number of shares of Common Stock set forth above (such shares of Common Stock are referred to as the "Option Shares").

2) Option Exercise Price. The exercise price to be paid for the Option Shares shall be as set forth above, which, with respect to Incentive Stock Options, is not less than [100%][110%](1) of the fair market value of the Option Shares on the Option Grant Date.

3) Vesting. The Option Holder may only exercise the right to purchase the Option Shares to the extent such right is vested. The vesting schedule for the Option Holder's purchase right is set forth above. The right to purchase Option Shares shall only continue to vest while the Option Holder is employed by the Company or otherwise engaged as an Officer, Director or Consultant. If the Option Holder's services with the Company (or a Subsidiary) terminate for any reason, the Option Holder's purchase rights under this Agreement shall no longer continue to vest.

4) Minimum Exercise Amount. The minimum number of Option Shares that the Option Holder may purchase at any time is [500] or such other number of shares as the Plan Administrator determines from time to time, provided that if the vested portion of this Option is less than such number of Option Shares, this Option may be exercised with respect to all Option Shares for which it is vested.

5) Expiration of Option. Subject to the other provisions in this Agreement and the Plan that further limit or terminate the purchase rights of the Option Holder, none of the Option Shares may be purchased after 10 years from the Option Grant Date.

6)    Exercise of Options.

      a) Except as otherwise provided herein, this Option may only be exercised by the Option Holder's delivery of an Exercise Notice during the Option Period to the Company (attention: 2003 Stock Option Plan Administrator), with cash payment in the amount of the exercise price multiplied by the number of Option Shares being purchased.

      b) Upon fifteen (15) days advanced written notice by the Company to the Option Holder of the Company's intent to consummate a Change in Control, the Company shall have the right, exercisable in the Company's sole discretion, to require that the Option Holder exercise the Option Holder's right to purchase all the Options Shares that the Option Holder has a vested right to purchase within such fifteen-day period. If the Option Holder fails to exercise such right as to all the Option Shares that the Option Holder has a vested right to purchase within such fifteen-day period, then the Option Period with respect to the remaining Option Shares not so purchased shall immediately terminate.

      c) If within thirty (30) days prior or one hundred eighty (180) days after a Change in Control, the services of Option Holder are terminated by the Company (for reasons other than for Cause) or are terminated by the Option Holder for Good Reason (as defined below), then the Option Holder shall have a vested right to purchase all of the Option Shares hereunder. As used herein, "Good Reason" means any of the following:

----------
(1) Use 110% for stockholders owning greater than 10% of the issued and outstanding shares of stock.

            i) A material reduction or negative change of the Option Holder's duties and responsibilities (unless such reduction or change is contemplated pursuant to a written agreement between the Option Holder and the Company);

            ii) A material change in the working conditions of the Option Holder, including, without limitation, a significant relocation (more than 200 miles) of the Option Holder's principal workplace, without the consent of the Option Holder; or

            iii)  A material change in the Company's principal business.

      d) Upon approval of the Plan Administrator, an Option Holder may pay for all or any portion of the aggregate exercise price for any Option Shares in accordance with the procedures set forth in Section 5(e) of the Plan, which Section may be amended from time to time without the consent of the Option Holder. Upon receipt of the payment of the entire purchase price of the Option Shares so purchased and compliance with all the terms of the Plan and this Agreement, including, without limitation, the conditions of Section 13 hereof, certificates for such Option Shares shall be issued to the Option Holder.

7)    Termination of Option Holder's Services.

      a) If the Option Holder ceases to be an Employee, Officer, Director or Consultant of the Company for any reason other than death, Disability, or for Cause, this Option may be exercised, in whole or in part, but (i) only to the extent vested and exercisable on the date of such termination by the Option Holder, and (ii) only to the extent such Option is exercised within thirty (30) days after the date of such termination, or within such additional time period after termination as is approved by the Plan Administrator. If the holder of an ISO exercises such option more than ninety (90) days after termination of employment (other than by death or Disability), such option shall cease to be an ISO and shall be treated as an NQSO.

      b) If the Option Holder ceases to be an Employee, Officer, Director or Consultant of the Company by reason of the Option Holder's death or Disability, this Option may be exercised, in whole or in part, but only to the extent vested and exercisable on the date of such death or Disability, within thirty (30) days after the date of death or Disability and not thereafter, by the person or persons entitled to do so under the Option Holder's will or, if the Option Holder fails to make a testamentary disposition of this Option or dies intestate or becomes subject to a Disability, by the Option Holder's legal representative or representatives, except as limited by law and the Code. If the holder of an ISO exercises such option more than ninety
            (90) days after termination of employment (other than by death or Disability), such option shall cease to be an ISO and shall be treated as an NQSO.

      c) If the Option Holder ceases to be an Employee, Officer, Director or Consultant of the Company and the termination is for Cause, all of the Option Holder's rights hereunder shall immediately terminate (regardless of whether the purchase right is vested).

8) Option Holder's Rights as a Stockholder. The Option Holder shall not be deemed for any purposes to be a stockholder of the Company solely by reason of holding this Option and shall not have any stockholder privileges with respect to any Option Shares, except to the extent that this Option has been exercised with respect thereto and a stock certificate issued therefore.

9) Withholding. The Company may require as a condition precedent to the issuance or transfer of any Option Shares that the Option Holder make such arrangements as the Plan Administrator may require for the satisfaction of any federal, state or local withholding tax obligations that may arise. If the amount so requested is not paid, the Company may refuse to issue or permit the transfer of the Option Shares.

10) Nontransferability of Options. This Option and any of the Option Holder's rights hereunder shall not be transferable by the Option Holder (other than by will or the laws of descent and distribution in the event of the Option Holder's death as provided in Section 7(b) hereof).

11) Compliance with Securities Law. As required by the Plan, the right to purchase Option Shares under this Option may not be exercised unless, at the time of exercise, the Option Shares to be issued qualify for exemption from, or are registered pursuant to, applicable federal and state security laws. In the event there is not then on file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, an effective registration statement, including a prospectus related to the Option Shares subject to this Option, the Option Holder shall execute and deliver to the Company prior to receipt by him or her of any of the Option Shares under this Agreement, the Investment Representation Statement, which form may be updated from time to time by the Company.

12) Company Adjustments. The existence of the purchase rights under this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13) Stockholder Agreement. The Company may require as a condition precedent to the issuance of any Option Shares that the Option Holder simultaneously execute a counterpart of the Stockholder Agreement or a Joinder Agreement to the Stockholder Agreement (in form satisfactory to the Company). The Stockholder Agreement provides for, among other things, transfer restrictions pertaining to the Option Shares and the right of the Company to repurchase Option Shares upon the happening of certain events.

14) Legend. In addition to any other restrictive legend required by agreement or by the Company, all certificates evidencing the Option Shares shall bear the following legend:

            "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, but have been issued in reliance upon exemptions therefrom. The securities may not be offered, sold, pledged or otherwise transferred without registration under the Securities Act and applicable state securities laws or receipt of an opinion of counsel satisfactory to the Company that an exemption from registration is available or that such transfer may otherwise lawfully be made."

15) Professional Advice. The acceptance and exercise of this Option and the sale of the Options Shares may have consequences under federal and state tax and securities laws, which may vary depending on the individual circumstances of the Option Holder. Accordingly, the Option Holder acknowledges that he has been advised to consult the Option Holder's personal, legal and tax advisor in connection with this Agreement and the acquisition, holding and disposition of the Option Shares. The Option Holder acknowledges that neither the Company nor any of its officers, directors, attorneys, or agents, have made any representations as to the federal and state tax effects of the acceptance of this Option, the exercise of this Option, or the vesting of the purchase rights under this Option.

16) Interpretation. As a condition of the granting of this Option, the Option Holder agrees for himself or herself and his or her legal representatives, that any dispute or disagreement that may arise under or as a result of or pursuant to this Agreement shall be determined by the Plan Administrator in its sole discretion, and any interpretation by the Plan Administrator of the terms of this Agreement shall be final, binding, and conclusive.

17) Notices. All notices and other communications necessary or contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein or, in the absence of such specification, shall be deemed to have been duly given three (3) business days after mailing by certified mail, when delivered by hand, upon confirmation of receipt by telecopy, or one (1) day after sending by overnight delivery service, to the respective addresses of the parties set forth below:

      If to the Company:

      BioForce Nanosciences, Inc.
      1615 Golden Aspen Drive
      Suite 101
      Ames, IA  50010
      Facsimile (515) 233-8337

      If to the Option Holder:

      At the address on record with the Company

18) Prior Agreements. This Agreement constitutes the final and complete understanding between the Option Holder and the Company regarding the subject matter hereof and supersedes all prior agreements and understandings (written or oral) concerning the granting of options to purchase stock or other equity interests in the Company.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Option Grant Date.

OPTION HOLDER

__________________________________________________
Signature

__________________________________________________
Name

__________________________________________________
Social Security Number


BIOFORCE NANOSCIENCES, INC.

By:  __________________________________________________
     Signature

     __________________________________________________
     Name

     __________________________________________________
     Title

     __________________________________________________
     Date Received